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                                                                   EXHIBIT 10.80

                                  EXTENSION TO
                               SEVERANCE AGREEMENT

        This Extension to Severance Agreement (the "Amendment") is made effective as of February 27, 2002 by and between Catalyst Semiconductor, Inc., ("Corporation") and Irv Kovalik ("Employee") and amends the Severance Agreement between the Corporation and Employee dated as of May 11, 1999 (the "Original Agreement"). Terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Original Agreement.

                                    RECITALS

        1. Employee is employed by the Corporation.

        2. The Corporation and Employee entered into the Original Agreement with respect to Employee's employment by the Corporation.

        3. The Company and Employee mutually desire to amend the Original Agreement to extend the term until April 30, 2003.

                                    AGREEMENT

        In consideration of the mutual convents hereinafter contained, the Corporation and Employee agree as follows:

        1. Section 1 of the Original Agreement is hereby amended and restated to read in its entirety as follows:

           INVOLUNTARY TERMINATION. If Employee's employment is terminated as a result of Involuntary Termination other than for cause, at any time prior to April 30, 2003, Employee will be entitled to consideration as defined below.

        2. All other provisions of the Original Agreement shall remain in full force and effect.

        3. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties, and all of which together shall constitute one instrument.

        4. This Amendment shall be governed in all respects by the laws of the State of California without giving effect to principles of conflicts of law.



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        IN WITNESS WHEREOF, this First Amendment to the Severance Agreement is hereby executed as of the date first above written.

COMPANY:

CATALYST SEMICONDUCTOR, INC.

By:     /s/ Radu Vanco
----------------------------------
        Radu Vanco
        President & CEO

AGREED TO AND ACCEPTED
THIS 27TH DAY OF FEBRUARY, 2002:

EMPLOYEE:

By: /s/ Irv Kovalik
----------------------------------
Name:  Irv Kovalik


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